Exhibit 99

                                                      CONTACT:
                                                      James C. Rowan Jr.
                                                      Office:  (860) 722-5180

FOR IMMEDIATE RELEASE

                 HSB GROUP, INC. REPORTS GAINS IN FOURTH QUARTER

HARTFORD, Conn., January 25, 1999 -- HSB Group, Inc. (NYSE-HSB) today reported that the fourth quarter income per share on a diluted basis from continuing operations, exclusive of post-closing adjustments related to the Industrial Risk Insurers (IRI) sale, was 67 cents, compared to 64 cents in the fourth quarter of 1997.

HSB Group's gross earned insurance premiums grew 33 percent for the quarter and 26 percent for the year. The combined ratio -- the sum of losses and expenses as a percentage of insurance revenue -- was 90.5 percent down from 93.0 percent in the fourth quarter of last year. The year-to-date combined ratio was 89.4 percent, down from 91.7 percent last year. The year-to-date expense ratio was
45.2 percent, down from 47.3 percent in 1997.

Net engineering services revenues increased 61 percent over the fourth quarter of 1997, reflecting revenue from new businesses and acquisitions as well as organic growth. The operating gain for the fourth quarter increased 21 percent.

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Income from investment operations was $24.6 million compared to $18.9 million in the fourth quarter of 1997. Net investment income was $17.6 million compared to $11 million in the fourth quarter of 1997. Realized gains were $25.4 million for the year.

"We enter 1999 with significant financial strength and well positioned to continue building increased value for shareholders," said Gordon W. Kreh, chairman, president and chief executive officer.

HSB Group, Inc. is a global provider of insurance products and engineering management consulting services. HSB Group is the parent company of The Hartford Steam Boiler Inspection and Insurance Company, founded in 1866 to provide loss prevention service and insurance to businesses, industries and institutions. For more information about HSB, visit its website at www.hsb.com.

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Summary of Operations
In millions, except per share amounts


                                                                  Quarter                        Year-To-Date
                                                            Ended December 31     Percent         December 31      Percent
                                                             1998         1997    Change       1998        1997    Change
                                                             ----         ----    -------      ----        ----    -------

Gross earned premium....................................   $ 202.6      $ 152.7    32.6%     $ 770.5     $ 609.3     26.4%
Reinsurance.............................................      95.8         22.3                374.4       118.1
                                                              ----         ----                -----       -----
   Net earned premium...................................     106.8        130.4                396.1       491.2
Claims and adjustment expenses..........................      45.8         60.9                174.9       217.9
Policy acquisition expenses.............................      21.0         23.3                 66.3        90.7
Underwriting and inspection expenses....................      30.2         37.3                113.7       142.8
                                                              ----         ----              -----         -----
   Insurance operating gain.............................   $   9.8      $   8.9              $  41.2     $  39.8
                                                           -------      -------              -------     -------
     Loss ratio.........................................      42.9%        46.8%                44.2%       44.4%
     Expense ratio*.....................................      47.6%        46.2%                45.2%       47.3%
     Combined ratio*....................................      90.5%        93.0%                89.4%       91.7%

Engineering services revenues...........................   $  25.8      $  16.0    61.1%     $  93.5     $  61.3     52.6%
Engineering services expenses...........................      24.1         14.6                 86.2        57.0
                                                              ----         ----                 ----        ----
   Engineering services operating gain..................   $   1.7      $   1.4              $   7.3     $   4.3
                                                           -------      -------              -------     -------
     Engineering services operating margin..............       7.7%         8.7%                 7.8%        7.1%

Investment income, net of related interest expense......   $  17.6      $  11.0    60.2%     $  64.2     $  36.8     73.9%
Realized investment gains...............................       7.0          7.9                 25.4        14.1
                                                               ---          ---                 ----        ----
   Income from investment operations....................   $  24.6      $  18.9              $  89.6     $  50.9

Interest expense........................................       0.3          0.4                  0.8         1.3
Gain (loss) on sale of IRI..............................      (2.4)         _                   36.6         _
Income from continuing operations before income taxes
   and distributions on capital securities..............   $  33.4      $  28.8              $ 173.9     $  93.7
Income taxes............................................      10.3          8.6                 51.4        25.1
Distribution on capital securities of subsidiary trusts,
   net of tax...........................................       4.6          1.3                 18.4         2.3
                                                               ---          ---                 ----         ---
Income from continuing operations.......................   $  18.5      $  18.9              $ 104.1     $  66.3
Discontinued operations:
After tax gain on disposal of Radian International LLC,
 net of deferred loss of $6.6 million..................       -            -                    30.3         -
                                                           -------      -------                 ----     -------
Net income..............................................   $  18.5      $  18.9              $ 134.4     $  66.3
                                                           =======      =======              =======     =======
Earnings per share-assuming dilution:
   Income from continuing operations....................   $   0.63   $   0.64   (1.6%)      $   3.35    $   2.20    52.3%
   Net income...........................................   $   0.63   $   0.64   (1.6%)      $   4.21    $   2.20    91.4%

Dividends declared per common share.....................   $   0.42   $   0.40               $   1.64    $   1.56
Average common shares outstanding and common stock
   equivalents..........................................      34.8       29.6                   35.2        30.2

*Excludes goodwill amortization related to EIG.

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Summary of Financial Position
In millions, except per share amounts



                                                                                                      Percent
                                                           December 31, 1998     December 31, 1997    Change
                                                           -----------------     -----------------    -------

Assets
   Cash and short-term investments........................    $    80.6             $   424.5
   Fixed maturities, at fair value........................        577.1                 248.4
   Equity securities, at fair value.......................        437.1                 323.8
                                                                  -----                 -----
      Cash and invested assets............................      1,094.8                 996.7
   Reinsurance assets.....................................        630.4                 124.5
   Insurance premiums receivable..........................        146.7                 138.0
   Engineering services receivable........................         26.1                  12.2
   Fixed assets...........................................         54.9                  36.4
   Investment in Radian...................................          -                    83.4
   Other assets...........................................        191.1                 146.0
                                                                  -----                 -----
      Total assets........................................    $ 2,144.0             $ 1,537.2          39.5%
                                                              =========             =========
Liabilities
   Unearned insurance premiums and ceding commissions.....    $   477.9             $   287.3
   Claims and adjustment expenses.........................        550.3                 276.7
   Total borrowings.......................................         46.1                  67.5
   Other liabilities......................................        241.5                 151.5
                                                                  -----                 -----
      Total liabilities...................................      1,315.8                 783.0

Company obligated mandatorily redeemable capital
   securities of subsidiary Trust I holding solely
   junior subordinated deferrable interest debentures
   of the Company, net of unamortized discount............        108.9                 108.9
Company obligated mandatorily redeemable convertible
   capital securities of subsidiary Trust II holding solely
   junior subordinated deferrable interest debentures
   of the Company.........................................        300.0                 300.0
Shareholders' equity......................................        419.3                 345.3
                                                                  -----                 -----
   Total..................................................    $ 2,144.0             $ 1,537.2
                                                              =========             =========
Shareholders' equity per common share.....................    $    14.53            $    11.75         23.7%
Based on common shares outstanding of.....................         28.9                  29.4
Proforma  shareholders'  equity per common share assuming
   conversion of Trust II capital securities
   and net exercise of in the money HSB stock options.....    $    20.77            $    18.46
Based on pro forma common shares outstanding..............         34.6                  35.0


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